                                                                  EXHIBIT (a)(3)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek immediately your own personal financial advice from your stockbroker, bank manager, lawyer, solicitor, accountant or other independent financial adviser.

This document should be read in conjunction with the accompanying Offer Document and circular both dated October 21, 1999.

If you have sold or transferred all of your Alliance Shares, please send this document and the accompanying Offer Document and reply-paid envelope to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance.

It is anticipated that, following the Offer becoming unconditional, the new Alliance Common Stock will be quoted on the OTC Bulletin Board in the USA. The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in over-the-counter equity securities, which are securities that are not listed or traded on a national securities exchange or the Nasdaq Stock Market. OTC Bulletin Board securities are traded by market makers that enter quotes and trade reports through a closed computer network.

--------------------------------------------------------------------------------

                       FORM OF ACCEPTANCE AND AUTHORITY

                               Recommended Offer

                                      by

                          American Rivers Oil Company

                                      for

                            Alliance Resources, PLC


--------------------------------------------------------------------------------

                              ACTION TO BE TAKEN

 .    To accept the Offer, complete this Form of Acceptance on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

 .    If your Alliance Shares are in certificated form, return this Form of
     Acceptance, duly completed, signed and accompanied by your share certificate(s) and/or other document(s) of title by post or by hand to IRG plc, Balfour House, 390/398 High Road, Ilford, Essex IGI 1NQ or, by hand only, to IRG plc, 23 Ironmonger Lane, London EC2V 8EY, as soon as possible, but in any event so as to arrive no later than 3.00 p.m. London time 19 November, 1999. A first class reply-paid envelope is enclosed for documents lodged by post from within the UK.

 .    If your Alliance Shares are in uncertificated form (that is, in CREST),you should return this Form of Acceptance and take the action set out in Appendix D of the Offer Document to transfer your Alliance Shares to an escrow balance. For this purpose the participant ID of the escrow agent is RA06, the member account ID of the escrow agent is ALLR and the Form of Acceptance Reference Number of this Form of Acceptance (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown at the foot of this page. You should ensure that the transfer to escrow settles no later than 3.00 p.m. London time on 19 November, 1999.

 .    If you hold Alliance shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, you should complete a separate Form of Acceptance for Alliance Shares held in certificated form but under a different designation and for Alliance Shares held in uncertificated form but under a different account ID. You can obtain further Forms of Acceptance by contacting IRG plc, Balfour House,390/398 High Road, Ilford, Essex IG1 1NQ (Telephone number:0181 639 2000).

 .    If your Alliance Shares are in certificated form and your share certificate(s)and/or other document(s)of title are with your bank, stockbroker or other agent, you should complete and sign this Form of Acceptance and arrange for it to be lodged by such agent, together with the relevant document(s).

 .    Please read Appendix C and Appendix D of the Offer Document, the terms of which are incorporated in and form part of this Form of Acceptance.

 .    If you hold Alliance Shares jointly with others, you must arrange for all your co-holders to sign this Form of Acceptance.

If you are in any doubt as to how to fill in this Form of Acceptance, please contact IRG plc, Balfour House, 390/398 High Road, Ilford, Essex IG1 1NQ, (Telephone number: 0181 639 2000 New Issue Department).

    How to complete this Form of Acceptance
-----------------------------------------------------------------------------------------------------------------------------------
[1] The Offer                                              Box 1 and you have signed Box 2, you will be
    To accept the Offer, insert in Box 1 the total         deemed to have accepted the Offer in respect of          Complete here
    number of Alliance Shares for which you wish           your entire holding of Alliance Shares (being your
    to accept the Offer.                                   entire holding under the name and address
                                                           specified in Box 3 or, if your Alliance Shares are in
    You must sign Box 2 in accordance with the             CREST under the participant ID and member
    instructions set out herein and complete Box 3         account ID specified in Box 4.  CREST
    and, if appropriate, Box 4.                            participants are requested to insert in Box 1 the
                                                           same number of Alliance Shares as entered in the
    If no number, or a number greater than your            related TTE instruction.
    entire holding of Alliance Shares, is inserted in

-----------------------------------------------------------------------------------------------------------------------------------

[2] Signatures                                                                                                      Sign here
    You must sign Box 2 regardless of which other
    box(es) you complete and, in the case of a
    joint holding, arrange for all other joint holders
    to do likewise.  Each holder must sign in the
    presence of a witness.  The witness must be
    over 18 years of age and must not be one of
    the joint registered holders.  The same witness
    may witness each signature of the joint
    holders.  If the acceptance is not made by the
    registered holder(s), insert the name(s) and
    capacity (e.g. executor) of the person(s)
    making the acceptance.
    A company may either execute under seal, the
    seal being affixed and witnessed in accordance
    with its Articles of Association or other
    regulations or, if applicable, in accordance
    with section 36A of the 1985 Companies Act
    of England and Wales.
 ----------------------------------------------------------------------------------------------------------------------------------

[3] Full name(s) and address(es)                                                                                    Complete here
    Complete Box 3 with the full name and
    address of the sole or first-named registered
    holder together with the full names and
    addresses of all other joint holders in BLOCK
    CAPITALS.



-----------------------------------------------------------------------------------------------------------------------------------
[4] Participant ID and member account ID                   participant ID and member account ID inserted in         Complete here
    If your Alliance Shares are in CREST, you              Box 4, the Form of Acceptance Reference Number
    must insert in Box 4 the participant ID and the        of this Form of Acceptance and the other
    member account ID under which such Alliance            information specified in Appendix D of the Offer
    Shares are held by you in CREST.  You must             Document. The Form of Acceptance Reference
    also transfer (or procure the transfer of) the         Number appears at the foot of page 1 of this Form
    Alliance Shares concerned to an escrow                 of Acceptance.
    balance, specifying in the TTE instruction, the

-----------------------------------------------------------------------------------------------------------------------------------
[5] Alternative address                                                                                             Complete here
    Insert in Box 5 your own name and address or
    the name and address of the person or agent
    (for example, your bank) to whom you wish
    the consideration or returned documents to be
    sent if not the same as in Box 3.

    Please complete as explained on pages 2 and 4 in BLOCK CAPITALS

    To accept the Offer: Complete Box [1] and B ox [3] (and if appropriate Box) [4], and sign Box [2].
--------------------------------------------------------------------------------
     To accept the Offer

     Complete Box  [1] and Box  [3] (and if appropriate)

[1]  Box [4], and sign Box [2]               No. of Alliance Shares for
                                             which you are accepting the Offer

-------------------------------------------------------------------------------

           Sign here to accept the Offer
   -------------------------------------------------------------------------------------------------------------------
     Sign and delivered as a deed by:             Witnessed by:
[2]  1____________________________________        1  Name __________________ Address _____________________________
                                                  __________________________ Signature ___________________________
     2____________________________________        2  Name __________________ Address _____________________________
                                                  __________________________ Signature ___________________________
     3____________________________________        3  Name __________________ Address _____________________________
                                                  __________________________ Signature ___________________________
     4____________________________________        4  Name __________________ Address _____________________________
                                                  __________________________ Signature ___________________________
   -------------------------------------------------------------------------------------------------------------------

             NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER SHOULD BE WITNESSED
------------------------------------------------------------------------------------------------------------------------------
                  Full name(s) and address(es)  (To be completed in BLOCK CAPITALS)
   -------------------------------------------------------------------------------------------------------------------
                          First-registered holder                            Third-registered holder

     1 Forename(s)_____________________________________________  3 Forename(s)____________________________________

[3]  Surname (Mr/Mrs/Miss/Title)_______________________________  Surname (Mr/Mrs/Miss/Title)______________________

     Address___________________________________________________  Address__________________________________________

     __________________________________ Postal Code ___________  ________________________ Postal Code ____________
    ------------------------------------------------------------------------------------------------------------------

                          Second-registered holder                           Fourth-registered holder
     2 Forename(s)_____________________________________________  4 Forename(s)____________________________________

     Surname (Mr/Mrs/Miss/Title)_______________________________  Surname (Mr/Mrs/Miss/Title)______________________

     Address __________________________________________________  Address__________________________________________

     _______________________________ Postal Code ______________  _______________________ Postal Code _____________
    ------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


              Participant ID and member account ID
[4] ------------------------------------------------------------------------------------------------------------------

                             Complete these Boxes only if your Alliance Shares are in CREST
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
     Participant ID                                              Member account ID
    ------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                                                                              FOR USE BY THE REGISTRAR

            Address, if not as specified in Box 3, to which consideration and/or other document(s) is/are to be sent

[5]  Name __________________________________________________________
     Address________________________________________________________
     ____________________________________ Postal Code ______________

     To be completed in BLOCK CAPITALS

     Additional notes regarding the completion of this Form of Acceptance

In order to avoid inconvenience and delay, the following points may assist you:
1.   If a holder is away from home (e.g. abroad or on holiday):
     Send this Form of Acceptance by the quickest means (e.g. air mail)to the holder for execution or, if he has executed a power of attorney, have this Form of Acceptance signed by the attorney. In the latter case, the power of attorney should be lodged with this Form of Acceptance for noting. No other signatures are acceptable.

2.   If you have sold all, or wish to sell part, of your holding of Alliance
     Shares:
     If you have sold all your holding of Alliance Shares, you should at once send this Form of Acceptance to the purchaser or to the stockbroker, bank or other agent through whom you made the sale for transmission to the purchaser. If your Alliance Shares are in certificated form and you wish to sell part of your holding of Alliance Shares and also wish to accept the offer in respect of the balance but are unable to obtain the balance certificate by 3.00 p.m. London time on 19 November,1999, you should ensure that the stockbroker or other agent through whom you make the sale obtains the appropriate endorsement or indication, signed on behalf of the Registrar of Alliance, IRG plc, Balfour House,390/398 High Road, Ilford, Essex IG1 1NQ,in respect of the balance of your holding of Alliance Shares.

3.   If the sole holder has died:
     If grant of probate or letters of administration has/have been registered with the Registrar of Alliance, IRG plc, Balfour House,390/398 High Road, Ilford, Essex IG1 1NQ,this Form of Acceptance must be signed by the personal representative(s)of the deceased holder, each in the presence of a witness, and returned to IRG plc at either of the addresses given on page 1 of this Form of Acceptance. If grant of probate or letters of administration has/have not been registered with IRG plc, the personal representative(s)or prospective personal representative(s)should sign this Form of Acceptance and forward it to IRG plc, at either of the addresses given on page 1,together,if the Alliance shares are held in certificated form, with the share certificate(s)and/or other document(s)of title. However, grant of probate or letters of administration must be lodged before the consideration due under the Offer can be forwarded to the personal representative(s).

4.   If one of the joint holders has died:
     This Form of Acceptance is valid if signed by the surviving holder(s) and, if the Alliance Shares are held in certificated form, lodged with the shares certificate(s)and/or other document(s)of title and, in all cases, death certificate(s),grant of probate or letters of administration of the deceased holder.

5. If your Alliance Shares are in certificated form and the certificate(s)are held by your stockbroker, bank or other agent:
     If your share certificate(s)and/or other document(s)of title is/are with your stockbroker, bank or other agent, you should complete this Form of Acceptance and, if the certificate(s)is/are readily available, arrange for it/them to be lodged by such agent with IRG plc at either of the addresses given on page 1 on this Form of Acceptance, accompanied by the share certificate(s)and/or other document(s)of title.

     If the certificate(s)is/are not readily available, lodge this Form of Acceptance with IRG plc at either of the addresses given on page 1,duly completed together with a note saying e.g."certificates to follow ",and arrange for the certificate(s)to be forwarded as soon as possible thereafter.(It will be helpful for your agent to be informed of the full terms of the Offer.)

6. If your Alliance Shares are in certificated form and any share certificate has been lost:
     Complete and lodge this Form of Acceptance together with a letter of explanation and any available certificate(s)with IRG plc at either of the addresses given on page 1 of this Form of Acceptance. You should then write to the Registrar of Alliance, IRG plc, Balfour House,390/398 High Road, Ilford, Essex IG1 1NQ,for a letter of indemnity which should be completed in accordance with the instructions given and lodged with IRG plc, at either of the addresses given on page 1,in support of this Form of Acceptance.

7.   If your Alliance Shares are in CREST:
     You should take the action set out in Appendix D of the Offer Document to transfer your Alliance Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears on page 1 of this Form of Acceptance)so that such Number can be inserted in the TTE instruction. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance, as only your CREST sponsor will be able to send the necessary TTE instruction to CREST Co.

8. If your full name or other particulars differ from those appearing on your share certificate:
     (a)       Incorrect name e.g.:

               Name on the certificate            James Smith
               Correct name                       James Smythe

               complete this Form of Acceptance with the correct name and lodge it, accompanied by a letter from your bank, stockbroker, or solicitor confirming that the person described on the certificate and the person who has signed this Form of Acceptance are one and the same.
     (b) Incorrect address: write the correct address in Box 3 of this Form of Acceptance.
     (c) Change of name: lodge your marriage certificate or the deed poll with this Form of Acceptance for noting.

     New Alliance reserves the right to treat as valid any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant transfer to escrow or (as appropriate)the relevant share certificate(s)and/or other document(s) of title. In that event, no allotment of New Alliance common stock under the offer will be made until after the relevant transfer to escrow has been made or (as appropriate)the relevant share certificate(s)and/or other document(s)of title or indemnities satisfactory to New Alliance have been received.